UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1512
                                                      --------

                         Oppenheimer Capital Income Fund
                         -------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                      Date of reporting period: 08/31/2007
                                                ----------

ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK INDUSTRIES
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Tobacco                                                                     7.5%
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Oil, Gas & Consumable Fuels                                                 7.4
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Diversified Financial Services                                              5.3
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Insurance                                                                   4.3
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Diversified Telecommunication Services                                      3.2
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Food Products                                                               2.2
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Aerospace & Defense                                                         2.1
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Specialty Retail                                                            2.0
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Industrial Conglomerates                                                    1.9
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Pharmaceuticals                                                             1.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
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Kinder Morgan Management LLC                                                4.9%
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Altria Group, Inc.                                                          4.7
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Everest Re Group Ltd.                                                       3.2
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Bank of America Corp.                                                       2.8
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Loews Corp./Carolina Group                                                  2.7
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Citigroup, Inc.                                                             2.5
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General Electric Co.                                                        2.0
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CSK Auto Corp.                                                              1.9
--------------------------------------------------------------------------------
Raytheon Co.                                                                1.9
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Kraft Foods, Inc., Cl. A                                                    1.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets.

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

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                       8 | OPPENHEIMER CAPITAL INCOME FUND

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PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                Stocks                                     48.8%
                Bonds and Notes                            41.9
                Convertible Corporate Bonds and Notes       9.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on the total market value of investments.

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                       9 | OPPENHEIMER CAPITAL INCOME FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's results during the reporting period were solid overall, despite a sharp market correction during its final two months. Strong stock selection from some of our largest holdings contributed very favorably to returns for most of the period. However, when the market corrected beginning in July, the Fund--like most others with significant equity exposure--declined as well, with our overweighting in financials particularly hampering performance.

      We continued to manage the equity portion of the portfolio consistently. As we do in all types of market environments, we emphasized fundamentally strong companies with favorable earnings expectations and good total return prospects, and whose valuations we believed were lower than deserved.

      Overall, we made relatively few changes to the portfolio. We did continue efforts to improve the Fund's yield, as many of our shareholders have a growing need for income. Accordingly, we continued to invest in companies offering relatively high dividend yields--including banks and rural telephone companies. Another way we looked to add income was to decrease the Fund's equity weighting while increasing our exposure to fixed-income and convertible securities, both of which provided the portfolio with higher yields.

      Continuing an existing emphasis, we added to our position in reinsurance stocks--a part of the market we have liked for some time. Reinsurers, which provide insurance to insurance companies, have been enjoying much better pricing power and profitability in the past several years, which have seen fewer costly natural disasters. During the year, we added a new position in Platinum Underwriters Holdings Ltd., a reinsurance stock that we believed was attractively valued and offered good appreciation potential. Our biggest reinsurance stock remained Everest Re Group Ltd., which was one of our best overall contributors to performance during the period.

      Also performing well for the Fund was energy pipeline company Kinder Morgan Energy Partners LP. Our common stock holdings in Kinder Morgan, Inc. rose after the firm agreed to be taken private in a management buyout, while our master limited partnership investments in Kinder Morgan Management LLC benefited from a favorable backdrop for the energy industry. Further adding to returns were tobacco manufacturers Altria Group, Inc. and Loews Corp./Carolina Group, both of which gained ground as investors perceived a more favorable litigation environment for tobacco companies. Altria was further helped


                      10 | OPPENHEIMER CAPITAL INCOME FUND
when it finally spun off its Kraft Foods division in a long-anticipated move, and by expectations for a separation of its international and domestic tobacco businesses--a transaction that we believe could unlock shareholder value. Conglomerate General Electric Co. and defense contractor Raytheon Co. also contributed positively to performance.

      On the negative side, our position in discount brokerage company E*Trade Financial Corp. lagged toward the tail end of the period. Nervous investors worried about the credit quality of the loans made by E*Trade's bank subsidiary. Another detractor was office products retailer Office Depot, Inc. in which we initiated a position during the period's second half. Unfortunately, the stock was a poor performer, in part because of broad fundamental challenges facing the office products retailing industry. In health care, our holdings in pharmaceutical company Pfizer, Inc. did poorly after the company experienced significant difficulties with its once-promising cholesterol drug, TORCETRAPIB. Of final note, we owned small positions in three mortgage real estate investment trusts (REITs) that were indirectly hurt by the sub-prime mortgage crisis. Although these REITs had minimal exposure to sub-prime residential mortgages, these holdings fell as nervous investors exited their real estate positions.

      COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GHAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital
                 Income Fund
                  (Class A)        S&P 500 Index
08/31/1997         $ 9,425            $10,000
11/30/1997         $10,027            $10,667
02/28/1998         $10,755            $11,761
05/31/1998         $11,120            $12,275
08/31/1998         $10,006            $10,812
11/30/1998         $11,286            $13,193
02/28/1999         $11,174            $14,085
05/31/1999         $11,592            $14,856
08/31/1999         $11,110            $15,116
11/30/1999         $10,757            $15,950
02/29/2000         $10,156            $15,736
05/31/2000         $11,386            $16,412
08/31/2000         $11,913            $17,581
11/30/2000         $11,523            $15,276
02/28/2001         $12,707            $14,447
05/31/2001         $13,405            $14,681
08/31/2001         $12,728            $13,295
11/30/2001         $12,182            $13,410
02/28/2002         $11,920            $13,073
05/31/2002         $12,124            $12,649
08/31/2002         $10,469            $10,904
11/30/2002         $10,667            $11,197
02/28/2003         $10,559            $10,109
05/31/2003         $12,166            $11,629
08/31/2003         $12,572            $12,219
11/30/2003         $13,415            $12,885
02/29/2004         $14,332            $14,001
05/31/2004         $13,907            $13,760
08/31/2004         $13,870            $13,617
11/30/2004         $14,890            $14,540
02/28/2005         $15,461            $14,977
05/31/2005         $15,184            $14,892
08/31/2005         $15,868            $15,327
11/30/2005         $15,768            $15,767
02/28/2006         $15,960            $16,234
05/31/2006         $16,141            $16,178
08/31/2006         $16,610            $16,687
11/30/2006         $17,846            $18,009
02/28/2007         $18,442            $18,176
05/31/2007         $19,357            $19,862
08/31/2007         $18,353            $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 4.14%     5-Year  10.57%     10-Year  6.26%


                      12 | OPPENHEIMER CAPITAL INCOME FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GHAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital
                 Income Fund
                  (Class B)        S&P 500 Index
08/31/1997         $10,000            $10,000
11/30/1997         $10,625            $10,667
02/28/1998         $11,376            $11,761
05/31/1998         $11,729            $12,275
08/31/1998         $10,532            $10,812
11/30/1998         $11,867            $13,193
02/28/1999         $11,721            $14,085
05/31/1999         $12,140            $14,856
08/31/1999         $11,607            $15,116
11/30/1999         $11,221            $15,950
02/29/2000         $10,570            $15,736
05/31/2000         $11,825            $16,412
08/31/2000         $12,343            $17,581
11/30/2000         $11,919            $15,276
02/28/2001         $13,116            $14,447
05/31/2001         $13,808            $14,681
08/31/2001         $13,089            $13,295
11/30/2001         $12,506            $13,410
02/28/2002         $12,222            $13,073
05/31/2002         $12,391            $12,649
08/31/2002         $10,692            $10,904
11/30/2002         $10,861            $11,197
02/28/2003         $10,733            $10,109
05/31/2003         $12,336            $11,629
08/31/2003         $12,726            $12,219
11/30/2003         $13,579            $12,885
02/29/2004         $14,508            $14,001
05/31/2004         $14,077            $13,760
08/31/2004         $14,040            $13,617
11/30/2004         $15,072            $14,540
02/28/2005         $15,650            $14,977
05/31/2005         $15,370            $14,892
08/31/2005         $16,062            $15,327
11/30/2005         $15,961            $15,767
02/28/2006         $16,155            $16,234
05/31/2006         $16,338            $16,178
08/31/2006         $16,813            $16,687
11/30/2006         $18,065            $18,009
02/28/2007         $18,667            $18,176
05/31/2007         $19,593            $19,862
08/31/2007         $18,578            $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 4.54%     5-Year 10.66%     10-Year  6.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital
                 Income Fund
                  (Class C)        S&P 500 Index
08/31/1997         $10,000            $10,000
11/30/1997         $10,620            $10,667
02/28/1998         $11,365            $11,761
05/31/1998         $11,726            $12,275
08/31/1998         $10,530            $10,812
11/30/1998         $11,858            $13,193
02/28/1999         $11,713            $14,085
05/31/1999         $12,132            $14,856
08/31/1999         $11,599            $15,116
11/30/1999         $11,213            $15,950
02/29/2000         $10,570            $15,736
05/31/2000         $11,824            $16,412
08/31/2000         $12,342            $17,581
11/30/2000         $11,910            $15,276
02/28/2001         $13,118            $14,447
05/31/2001         $13,800            $14,681
08/31/2001         $13,083            $13,295
11/30/2001         $12,501            $13,410
02/28/2002         $12,217            $13,073
05/31/2002         $12,388            $12,649
08/31/2002         $10,689            $10,904
11/30/2002         $10,859            $11,197
02/28/2003         $10,733            $10,109
05/31/2003         $12,329            $11,629
08/31/2003         $12,724            $12,219
11/30/2003         $13,539            $12,885
02/29/2004         $14,444            $14,001
05/31/2004         $13,987            $13,760
08/31/2004         $13,920            $13,617
11/30/2004         $14,915            $14,540
02/28/2005         $15,449            $14,977
05/31/2005         $15,141            $14,892
08/31/2005         $15,801            $15,327
11/30/2005         $15,670            $15,767
02/28/2006         $15,828            $16,234
05/31/2006         $15,968            $16,178
08/31/2006         $16,406            $16,687
11/30/2006         $17,583            $18,009
02/28/2007         $18,139            $18,176
05/31/2007         $19,006            $19,862
08/31/2007         $17,970            $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 8.53%     5-Year 10.95%     10-Year  6.04%


                      14 | OPPENHEIMER CAPITAL INCOME FUND

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CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital
                 Income Fund
                  (Class N)        S&P 500 Index
03/01/2001         $10,000            $10,000
05/31/2001         $10,520            $10,162
08/31/2001         $ 9,982            $ 9,203
11/30/2001         $ 9,550            $ 9,283
02/28/2002         $ 9,335            $ 9,049
05/31/2002         $ 9,485            $ 8,756
08/31/2002         $ 8,196            $ 7,548
11/30/2002         $ 8,331            $ 7,750
02/28/2003         $ 8,241            $ 6,998
05/31/2003         $ 9,488            $ 8,050
08/31/2003         $ 9,790            $ 8,458
11/30/2003         $10,441            $ 8,919
02/29/2004         $11,148            $ 9,692
05/31/2004         $10,798            $ 9,524
08/31/2004         $10,770            $ 9,426
11/30/2004         $11,546            $10,065
02/28/2005         $11,972            $10,367
05/31/2005         $11,758            $10,308
08/31/2005         $12,272            $10,609
11/30/2005         $12,185            $10,914
02/28/2006         $12,321            $11,237
05/31/2006         $12,441            $11,198
08/31/2006         $12,802            $11,550
11/30/2006         $13,738            $12,466
02/28/2007         $14,174            $12,582
05/31/2007         $14,873            $13,749
08/31/2007         $14,083            $13,298

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year 9.01%     5-Year  11.43%     Since Inception (3/1/01) 5.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      16 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                      17 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                     BEGINNING     ENDING       EXPENSES
                                     ACCOUNT       ACCOUNT      PAID DURING
                                     VALUE         VALUE        6 MONTHS ENDED
                                     (3/1/07)      (8/31/07)    AUGUST 31, 2007
--------------------------------------------------------------------------------
Class A Actual                       $  1,000.00   $   995.20   $  4.38
--------------------------------------------------------------------------------
Class A Hypothetical                    1,000.00     1,020.82      4.44
--------------------------------------------------------------------------------
Class B Actual                          1,000.00       991.20      8.57
--------------------------------------------------------------------------------
Class B Hypothetical                    1,000.00     1,016.64      8.68
--------------------------------------------------------------------------------
Class C Actual                          1,000.00       990.70      8.47
--------------------------------------------------------------------------------
Class C Hypothetical                    1,000.00     1,016.74      8.58
--------------------------------------------------------------------------------
Class N Actual                          1,000.00       993.50      6.25
--------------------------------------------------------------------------------
Class N Hypothetical                    1,000.00     1,018.95      6.33

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2007 are as follows:

CLASS         EXPENSE RATIOS
-----------------------------
Class A            0.87%
-----------------------------
Class B            1.70
-----------------------------
Class C            1.68
-----------------------------
Class N            1.24

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                      18 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--42.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--2.3%
--------------------------------------------------------------------------------
MEDIA--0.3%
Cinemark Holdings, Inc.                                521,900   $    9,383,762
--------------------------------------------------------------------------------
Regal Entertainment Group                               57,250        1,290,415
                                                                 ---------------
                                                                     10,674,177

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.0%
CSK Auto Corp. 1,2                                   4,715,000       62,332,300
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.7%
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.2%
B&G Foods, Inc.                                      1,000,000       20,770,000
--------------------------------------------------------------------------------
B&G Foods, Inc., Cl. A                                 148,750        1,902,513
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 3                           1,522,452       48,809,811
                                                                 ---------------
                                                                     71,482,324

--------------------------------------------------------------------------------
TOBACCO--7.5%
Altria Group, Inc. 3                                 2,200,000      152,702,000
--------------------------------------------------------------------------------
Loews Corp./Carolina Group 3                         1,150,000       87,538,000
                                                                 ---------------
                                                                    240,240,000

--------------------------------------------------------------------------------
ENERGY--7.4%
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--7.4%
Arlington Tankers Ltd.                                  16,500          408,540
--------------------------------------------------------------------------------
BP plc, ADR                                            625,000       42,100,000
--------------------------------------------------------------------------------
Capital Product Partners LP                            202,500        5,866,425
--------------------------------------------------------------------------------
Chevron Corp. 3                                        120,000       10,531,200
--------------------------------------------------------------------------------
ConocoPhillips                                         162,500       13,307,125
--------------------------------------------------------------------------------
Enbridge Energy Management LLC                               1                3
--------------------------------------------------------------------------------
Kinder Morgan Management LLC 1                       3,275,000      157,658,477
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                              12,500          708,625
--------------------------------------------------------------------------------
Tortoise Energy Capital Corp.                          302,250        9,067,500
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                            6,000          408,420
                                                                 ---------------
                                                                    240,056,315

--------------------------------------------------------------------------------
FINANCIALS--13.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.2%
UBS AG                                                 150,000        7,836,000


                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.0%
U.S. Bancorp                                         1,000,000   $   32,350,000
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.3%
Bank of America Corp.                                1,750,000       88,690,000
--------------------------------------------------------------------------------
Citigroup, Inc.                                      1,750,000       82,040,000
                                                                 ---------------
                                                                    170,730,000

--------------------------------------------------------------------------------
INSURANCE--4.3%
ACE Ltd.                                               550,000       31,768,000
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                1,000,000      101,880,000
--------------------------------------------------------------------------------
Fidelity National Title Group, Inc., Cl. A 3           258,500        4,702,115
                                                                 ---------------
                                                                    138,350,115

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--1.2%
Anthracite Capital, Inc.                             1,196,850       10,843,461
--------------------------------------------------------------------------------
Care Investment Trust, Inc. 1,2                      1,175,000       13,489,000
--------------------------------------------------------------------------------
Crystal River Capital, Inc.                            850,000       13,566,000
                                                                 ---------------
                                                                     37,898,461

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.1%
Washington Mutual, Inc.                              1,000,000       36,720,000
--------------------------------------------------------------------------------
HEALTH CARE--1.3%
--------------------------------------------------------------------------------
PHARMACEUTICALS--1.3%
Johnson & Johnson                                       75,000        4,634,250
--------------------------------------------------------------------------------
Novartis AG, ADR                                        97,500        5,133,375
--------------------------------------------------------------------------------
Pfizer, Inc.                                         1,250,000       31,050,000
                                                                 ---------------
                                                                     40,817,625

--------------------------------------------------------------------------------
INDUSTRIALS--4.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.1%
Boeing Co.                                              60,000        5,802,000
--------------------------------------------------------------------------------
Raytheon Co. 3                                       1,000,000       61,340,000
                                                                 ---------------
                                                                     67,142,000

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.9%
General Electric Co.                                 1,630,000       63,358,100
--------------------------------------------------------------------------------
MARINE--0.1%
Omega Navigation Enterprises, Inc., Cl. A                5,000           98,800
--------------------------------------------------------------------------------
Seaspan Corp.                                           61,250        1,966,738
                                                                 ---------------
                                                                      2,065,538


                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.5%
--------------------------------------------------------------------------------
SOFTWARE--0.5%
Microsoft Corp.                                        525,000   $   15,083,250
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc. 3                                           167,500        6,678,225
--------------------------------------------------------------------------------
Citizens Communications Co.                            850,000       12,333,500
--------------------------------------------------------------------------------
Consolidated Communications Holdings, Inc.           1,272,500       23,643,050
--------------------------------------------------------------------------------
FairPoint Communications, Inc.                       1,365,000       22,836,450
--------------------------------------------------------------------------------
NTELOS Holdings Corp.                                  575,000       15,398,500
--------------------------------------------------------------------------------
Windstream Corp.                                     1,700,000       24,276,000
                                                                 ---------------
                                                                    105,165,725

--------------------------------------------------------------------------------
UTILITIES--0.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Cleco Corp.                                            652,500       15,033,600
--------------------------------------------------------------------------------
FirstEnergy Corp.                                      110,000        6,758,400
                                                                 ---------------
                                                                     21,792,000
                                                                 ---------------
Total Common Stocks (Cost $831,841,675)                           1,364,093,930

--------------------------------------------------------------------------------
PREFERRED STOCKS--6.7%
--------------------------------------------------------------------------------
AES Trust III, 6.75% Cv.                               242,400       11,598,840
--------------------------------------------------------------------------------
E*TRADE Financial Corp., 6.125% Cum. Cv. 2           1,177,500       24,774,600
--------------------------------------------------------------------------------
El Paso Corp., 4.99% Cv.                                 5,500        7,506,813
--------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv.,
Series A, Non-Vtg.                                     650,000       27,436,500
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 6.75%
Cv., Non-Vtg.                                           43,500        5,768,970
--------------------------------------------------------------------------------
Lucent Technologies Capital Trust I, 7.75% Cum.
Cv., Non-Vtg.                                           39,000       38,220,000
--------------------------------------------------------------------------------
NRG Energy, Inc., 5.75% Cv.                             19,500        6,575,400
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd., 6% Cv.,
Series A 2                                           1,005,000       32,662,500
--------------------------------------------------------------------------------
Schering-Plough, 6% Cv. 1                               40,000       10,624,000
--------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income
Equity Redeemable Shares, Non-Vtg.                     525,000       10,237,500
--------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly
Income Preferred Securities, Non-Vtg. 4                378,569       18,218,633
--------------------------------------------------------------------------------
XL Capital Ltd., 7% Cv.                                805,000       21,614,250
                                                                 ---------------
Total Preferred Stocks (Cost $215,971,543)                          215,238,006


                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--15.5%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates,
Series 2005-3, Cl. A2, 4.501%, 7/10/43            $  2,670,000   $    2,611,219
--------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through
Certificates, Series 2004-2, Cl. 2A1, 6.50%,
7/20/32                                              1,772,240        1,790,963
--------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO
Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.35%, 6/25/33 5             3,808,331        3,829,024
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32               1,412,485        1,419,548
Series 2005-F, Cl. 2A3, 4.718%, 7/25/35 5            4,220,917        4,151,911
--------------------------------------------------------------------------------
Bear Stearns Adjustable Rate Mortgage Trust,
CMO, Series 2006-4, Cl. 2A1, 5.81%, 10/25/36 5         873,120          872,814
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.,
Asset-Backed Pass-Through Certificates, Series
2006-WF1, Cl. A2 B, 5.536%, 3/1/36                     660,000          657,142
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Mtg.
Pass-Through Certificates, Series 2006-AR5, Cl.
1A3A, 5.903%, 7/25/36 5                              1,769,290        1,783,177
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Commercial Mtg. Obligations, Series
2007-CD4, Cl. A2B, 5.205%, 12/11/49 4                3,140,000        3,100,586
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO:
Series 2004-28CB, Cl. 2A4, 5.75%, 1/25/35            3,452,000        3,231,495
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32              3,164,010        3,189,719
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34              2,775,630        2,807,726
Series 2008-85CB, Cl. 2A3, 5.50%, 2/25/36            2,580,000        2,507,791
--------------------------------------------------------------------------------
Countrywide Home Loans, CMO:
Series 2003-46, Cl. 1A2, 4.122%, 1/19/34 5           3,147,325        3,141,741
Series 2005-HYB1, Cl. 5A1, 4.999%, 3/25/35 5         3,983,179        3,883,599
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust,
Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36             1,561,861        1,561,177
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                468,397          468,723
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                        7,255,568        6,978,542
4.50%, 5/1/19 6                                      3,364,921        3,233,746
5%, 8/1/33-12/1/34                                   6,484,312        6,188,838
6%, 5/1/18-3/1/33                                    4,285,758        4,331,381
6.50%, 4/1/18-4/1/34                                 1,728,917        1,768,202
7%, 9/1/23-3/1/35                                    6,749,994        6,968,001
7%, 10/1/32 6                                        1,392,990        1,436,897
8%, 4/1/16                                             411,396          433,894
9%, 8/1/22-5/1/25                                      124,327          133,415
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd.
Multiclass Mtg.
Participation Certificates, Series 3094, Cl.
HS, 3.809%, 6/15/34 5                                  697,626          705,950
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd.
Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 4.382%, 3/25/36 5            1,074,903        1,112,281
Series 2034, Cl. Z, 6.50%, 2/15/28                     580,950          597,470
Series 2043, Cl. ZP, 6.50%, 4/15/28                  1,750,335        1,797,185


                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd.
Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: Continued
Series 2053, Cl. Z, 6.50%, 4/15/28                $    617,552   $      636,752
Series 2055, Cl. ZM, 6.50%, 5/15/28                    780,310          798,257
Series 2075, Cl. D, 6.50%, 8/15/28 6                 2,114,805        2,180,584
Series 2080, Cl. C, 6.50%, 8/15/28                   1,069,256        1,099,423
Series 2080, Cl. Z, 6.50%, 8/15/28                     507,730          523,395
Series 2279, Cl. PK, 6.50%, 1/15/31                  1,148,159        1,186,859
Series 2326, Cl. ZP, 6.50%, 6/15/31                    608,987          629,129
Series 2387, Cl. PD, 6%, 4/15/30                        51,121           51,002
Series 2461, Cl. PZ, 6.50%, 6/15/32                  2,100,951        2,153,534
Series 2500, Cl. FD, 6.111%, 3/15/32 5                 271,384          273,463
Series 2526, Cl. FE, 6.011%, 6/15/29 5                 387,888          389,624
Series 2538, Cl. F, 5.92%, 12/15/32 5                4,873,638        4,942,641
Series 2551, Cl. FD, 6.011%, 1/15/33 5                 298,542          298,832
Series 2676, Cl. KY, 5%, 9/15/23                     2,768,000        2,565,703
Series 3025, Cl. SJ, 4.175%, 8/15/35 5                 409,685          414,269
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.215%, 6/1/26 7                  505,666          122,972
Series 183, Cl. IO, 11.907%, 4/1/27 7                  805,456          209,684
Series 184, Cl. IO, 17.539%, 12/1/26 7                 856,766          209,243
Series 192, Cl. IO, 14.625%, 2/1/28 7                  262,700           67,322
Series 200, Cl. IO, 13.682%, 1/1/29 7                  316,323           79,130
Series 2003-118, Cl. S, 8.266%, 12/25/33 7           4,616,809          599,715
Series 2005-87, Cl. SE, (2.338)%, 10/25/35 7         8,455,620          327,659
Series 2005-87, Cl. SG, 6.579%, 10/25/35 7           7,528,428          444,811
Series 2130, Cl. SC, (7.779)%, 3/15/29 7               600,745           42,936
Series 216, Cl. IO, 13.524%, 12/1/31 7                 585,677          148,503
Series 224, Cl. IO, 10.569%, 3/1/33 7                1,806,307          461,658
Series 243, Cl. 6, 8.781%, 12/15/32 7                1,126,960          268,652
Series 2796, Cl. SD, (0.348)%, 7/15/26 7               918,973           69,405
Series 2802, Cl. AS, (2.162)%, 4/15/33 7             1,796,227           99,207
Series 2920, Cl. S, 0.83%, 1/15/35 7                 5,049,260          251,545
Series 3000, Cl. SE, (2.107)%, 7/15/25 7             5,611,063          219,347
Series 3110, Cl. SL, 6.09%, 2/15/26 7                  955,359           40,833
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.30%, 6/1/26 8                    240,686          189,513
Series 192, Cl. PO, 5.874%, 2/1/28 8                   262,700          202,156
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-8/1/20                                31,535,258       30,341,596
5%, 12/1/17-9/1/35                                  70,521,433       68,291,360
5.50%, 8/1/22-4/1/34                                70,005,492       68,637,157
5.50%, 9/1/37 9                                      9,632,000        9,407,757
6%, 5/1/21-11/1/33                                  40,305,525       40,549,464
6%, 9/1/21 9                                         1,965,000        1,986,185
6.50%, 5/1/17-11/1/31                               15,642,786       16,018,505
7%, 11/1/17-7/1/35                                   7,779,884        8,062,095
7.50%, 1/1/33-3/1/33                                11,382,190       11,931,267
8.50%, 7/1/32                                           33,827           36,379


                      23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust,
CMO, Trust 2002-T1, Cl. A2, 7%, 11/25/31          $  1,760,696   $    1,817,883
--------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd.
Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                 1,597,488        1,652,736
Trust 1998-61, Cl. PL, 6%, 11/25/28                    996,855        1,010,554
Trust 1999-54, Cl. LH, 6.50%, 11/25/29               1,361,740        1,408,834
Trust 2001-50, Cl. NE, 6%, 8/25/30                      66,560           66,040
Trust 2001-51, Cl. OD, 6.50%, 10/25/31               2,198,423        2,240,373
Trust 2001-70, Cl. LR, 6%, 9/25/30                     197,234          197,645
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                  899,924          917,968
Trust 2002-9, Cl. PC, 6%, 3/25/17                    6,442,997        6,545,877
Trust 2003-130, Cl. CS, 3.09%, 12/25/33 5              934,143          849,145
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                1,903,000        1,829,973
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                3,485,000        3,390,820
Trust 2004-101, Cl. BG, 5%, 1/25/20                  2,550,000        2,486,956
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25              1,560,000        1,509,765
Trust 2005-104, Cl. MC, 5.50%, 12/25/25              7,321,312        7,058,340
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                1,430,000        1,371,720
Trust 2005-59, Cl. NQ, 3.113%, 5/25/35 5             1,151,659        1,052,376
Trust 2006-46, Cl. SW, 4.015%, 6/25/36 5               830,032          839,558
Trust 2006-50, Cl. KS, 4.015%, 6/25/36 5             2,797,823        2,759,276
Trust 2006-50, Cl. SA, 4.015%, 6/25/36 5             1,646,663        1,636,476
Trust 2006-50, Cl. SK, 4.015%, 6/25/36 5               220,543          219,956
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                5,111,748        5,124,030
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 7.789%, 3/17/31 7               788,626           94,300
Trust 2001-65, Cl. S, 6.861%, 11/25/31 7             2,567,898          263,072
Trust 2001-81, Cl. S, 1.045%, 1/25/32 7                569,257           57,472
Trust 2002-47, Cl. NS, 0.578%, 4/25/32 7             1,110,283           95,889
Trust 2002-51, Cl. S, 0.499%, 8/25/32 7              1,019,392           84,797
Trust 2002-52, Cl. SD, (1.948)%, 9/25/32 7           1,130,829           95,727
Trust 2002-75, Cl. SA, 8.427%, 11/25/32 7            3,060,901          258,112
Trust 2002-77, Cl. SH, 1.868%, 12/18/32 7              724,319           65,226
Trust 2002-89, Cl. S, 11.607%, 1/25/33 7             2,915,372          284,313
Trust 2002-9, Cl. MS, 1.285%, 3/25/32 7                699,903           64,951
Trust 2003-33, Cl. SP, 10.288%, 5/25/33 7            2,591,887          316,718
Trust 2003-46, Cl. IH, 6.865%, 6/25/33 7             5,427,566        1,090,087
Trust 2004-54, Cl. DS, (5.98)%, 11/25/30 7           1,123,149           65,302
Trust 2005-105, Cl. S, 6.169%, 12/25/35 7            4,168,740          241,292
Trust 2005-19, Cl. SA, (4.158)%, 3/25/35 7          12,910,257          666,773
Trust 2005-40, Cl. SA, (4.578)%, 5/25/35 7           2,961,945          145,868
Trust 2005-6, Cl. SE, (2.895)%, 2/25/35 7            3,600,777          164,215
Trust 2005-71, Cl. SA, (2.325)%, 8/25/25 7           3,545,342          213,985
Trust 2006-119, Cl. MS, 1.895%, 12/25/36 7           3,023,258          171,493
Trust 2006-33, Cl. SP, 10.328%, 5/25/36 7            7,509,662          685,147
Trust 222, Cl. 2, 16.954%, 6/1/23 7                  1,841,608          429,243


                      24 | OPPENHEIMER CAPITAL INCOME FUND

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 240, Cl. 2, 21.898%, 9/1/23 7               $  2,864,387   $      760,611
Trust 252, Cl. 2, 15.025%, 11/1/23 7                 1,376,268          369,090
Trust 273, Cl. 2, 16.817%, 8/1/26 7                    384,214           92,694
Trust 303, Cl. IO, 14.736%, 11/1/29 7                  489,036          130,248
Trust 308, Cl. 2, 14.525%, 9/1/30 7                  1,334,647          348,530
Trust 321, Cl. 2, 9.131%, 4/1/32 7                   5,611,525        1,398,061
Trust 322, Cl. 2, 16.409%, 4/1/32 7                  2,213,920          570,564
Trust 331, Cl. 9, 9.354%, 2/1/33 7                   1,533,311          352,068
Trust 334, Cl. 17, 23.259%, 2/1/33 7                   899,830          215,441
Trust 339, Cl. 7, 6.896%, 7/1/33 7                   5,564,427        1,233,855
Trust 342, Cl. 2, 13.363%, 9/1/33 7                    968,816          251,442
Trust 344, Cl. 2, 11.311%, 12/1/33 7                 8,534,554        2,216,697
Trust 345, Cl. 9, 9.04%, 1/1/34 7                    2,533,362          572,219
Trust 362, Cl. 12, 7.085%, 8/1/35 7                  4,881,226        1,073,579
Trust 362, Cl. 13, 7.066%, 8/1/35 7                  2,708,320          595,582
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security, Trust 1993-184,
Cl. M, 5.026%, 9/25/23 8                               657,055          556,969
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities
Trust, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                    1,672,727        1,660,463
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial
Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39              1,720,000        1,691,630
Series 2005-C3, Cl. A2, 4.853%, 7/10/45              1,590,000        1,569,780
--------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust, Mtg.
Pass-Through Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34               2,390,000        2,251,494
Series 2005-AR4, Cl. 2A1, 5.29%, 7/19/35 5           4,772,050        4,746,529
--------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%,
8/15/17-12/15/17                                       173,902          185,531
--------------------------------------------------------------------------------
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, (8.857)%, 1/16/27 7          1,215,605           90,884
Series 2002-15, Cl. SM, (10.559)%, 2/16/32 7         1,164,241           85,349
Series 2002-41, Cl. GS, 3.755%, 6/16/32 7              637,950           86,525
Series 2002-76, Cl. SY, (7.317)%, 12/16/26 7         2,811,233          154,017
Series 2004-11, Cl. SM, (6.242)%, 1/17/30 7            966,504           68,937
Series 2006-47, Cl. SA, 14.941%, 8/16/36 7           9,123,563          513,120
--------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42             1,990,000        1,946,047
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37             1,750,000        1,739,452
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39 4,9         6,700,000        6,659,354
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust, Mtg. Pass-Through
Certificates, Series 2005-AR7, CL. 3A1, 5.158%,
11/25/35 5                                           6,998,019        6,933,885
--------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42              640,000          627,012
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42            2,280,000        2,244,654


                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through Certificates:
Continued
Series 2006-CB14, Cl. A4, 5.481%, 12/12/44        $  3,390,000   $    3,355,158
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51 9          1,530,000        1,545,178
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49           1,260,000        1,246,175
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30              1,900,000        1,879,843
Series 2007-C1, Cl. A2, 5.318%, 1/15/12              2,710,000        2,690,477
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through
Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                 2,113,628        2,102,397
Series 2004-9, Cl. A3, 4.70%, 8/25/34 5                309,974          308,660
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC,
Commercial Mtg. Pass-Through Certificates,
Series PRU-HTG 2000-C1, Cl. A2, 7.306%,
10/6/15 4                                            2,380,000        2,545,484
--------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                   1,027,585        1,026,609
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS5,
Cl. 2A2, 6%, 4/25/08                                 1,932,635        1,931,129
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6, Cl.
A114, 5.75%, 4/25/37                                 2,338,140        2,329,519
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust
2005-C17, Commercial Mtg. Pass-Through
Certificates, Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                              3,590,000        3,543,035
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust
2006-C29, Commercial Mtg. Pass-Through
Certificates, Series 2006-C29, Cl. A2, 5.272%,
11/15/48                                             2,145,000        2,126,162
--------------------------------------------------------------------------------
WAMU, Mtg. Pass-Through Certificates:
Series 2003, Cl. 2A, 4.048%, 9/25/33 5               2,226,205        2,228,061
Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36 5         6,298,083        6,220,279
Series 2007-HY6, Cl. 2A1, 5.704%, 6/25/37 5          3,974,254        3,909,905
--------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Mtg.
Pass-Through Certificates, 2007-A, Cl. 1A8, 6%,
2/25/37                                              6,172,759        6,207,443
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities:
Series 2004-AA Trust, Mtg. Pass-Through
Certificates, Cl. 2A, 4.995%, 9/25/33 5              1,388,430        1,364,206
Series 2004-S Trust, Mtg. Pass-Through
Certificates, Cl. A1, 3.539%, 9/25/34 5              1,154,695        1,124,785
Series 2006-AR2 Trust, Mtg. Pass-Through
Certificates, Cl. 2A6, 5.089%, 3/25/36 5             1,148,640        1,134,115
Series 2006-AR6 Trust, Mtg. Pass-Through
Certificates, Cl. 3A1, 5.094%, 3/25/36 5             1,307,060        1,294,495
                                                                 ---------------
Total Mortgage-Backed Obligations
(Cost $500,312,018)                                                 499,799,391

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--0.8%
--------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed
Certificates, Series 2005-1A, Cl. A2, 5.598%,
4/20/08 5,10                                           900,000          899,858
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl.
A2, 5.985%, 5/25/34 5                                2,123,397        2,054,562


                      26 | OPPENHEIMER CAPITAL INCOME FUND

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust,
Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4, 5.34%,
4/15/11 5                                         $  7,400,000   $    7,399,451
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%,
6/10/15                                                430,000          408,441
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4,
Asset-Backed Certificates, Series 2002-4, Cl.
A1, 6.245%, 2/25/33 5                                   44,821           39,141
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-11,
Asset-Backed Certificates, Series 2005-11, Cl.
AF2, 4.657%, 2/25/36                                   960,000          948,426
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16,
Asset-Backed Certificates, Series 2005-16, Cl.
2AF2, 5.382%, 5/25/36 5                                920,000          903,123
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17,
Asset-Backed Certificates, Series 2005-17, Cl.
1AF2, 5.363%, 5/25/36 5                                620,000          610,849
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan
Pass-Through Certificates, Series 2005-A, Cl.
A3, 3.48%, 11/17/08                                    196,859          196,478
--------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile
Receivable Obligations, Series 2005-2, C. A4,
4.15%, 10/15/10                                      1,370,000        1,355,366
--------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity
Loan Pass-Through Certificates, Series 2005-3,
Cl. A1, 5.58%, 1/20/35 5                               979,340          951,634
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36             1,039,322        1,035,264
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 5              893,559          893,060
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35               749,726          743,747
--------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 6.961%,
3/15/16 5                                            4,080,000        4,124,224
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 5.605%,
7/1/36 5                                             1,930,000        1,892,477
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-2,
Mtg. Pass-Through Certificates, Series 2005-2,
Cl. AF2, 4.415%, 4/25/35 5                             257,696          256,429
--------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                                   329,534          327,530
--------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3, Cl.
A2, 5.36%, 9/25/36 5                                 1,600,336        1,584,036
--------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg.
Pass-Through Certificates, Series 2005-4XS, Cl.
3A1, 5.18%, 3/26/35                                    710,702          711,411
                                                                 ---------------
Total Asset-Backed Securities (Cost $27,670,082)                     27,335,507

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.0%
--------------------------------------------------------------------------------
U.S. Treasury Nts., 4.75%, 8/15/17
(Cost $659,829)                                        653,000          663,918

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.7%
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31       2,665,000        2,689,443
--------------------------------------------------------------------------------
Allied Waste North America, Inc., 5.75% Sr. Sec.
Nts., Series B, 2/15/11                              5,000,000        4,887,500
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bonds 11         6,950,000        6,073,675


                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES
Continued
--------------------------------------------------------------------------------
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12  $    800,000   $      636,000
--------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub. Nts., 11/1/08       4,695,000        4,808,671
--------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13        3,620,000        3,400,545
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50% Sr. Unsec.
Nts., 9/1/09 4                                       3,310,000        3,394,319
--------------------------------------------------------------------------------
Capmark Financial Group, Inc., 5.875% Nts.,
5/10/12 10                                           1,790,000        1,586,878
--------------------------------------------------------------------------------
CCH I Holdings LLC, 9.92% Sr. Unsec. Nts.,
4/1/14                                              20,000,000       16,900,000
--------------------------------------------------------------------------------
CDX High Yield Index, 7.625% Pass-Through
Certificates, Series 8-T1, 6/29/12                  72,500,000       68,331,250
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09         2,180,000        2,147,559
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts.,
11/1/08                                              2,400,000        2,448,000
--------------------------------------------------------------------------------
Charter Communications Holdings I LLC:
11% Sr. Sec. Nts., 10/1/15                          64,075,000       63,113,875
11% Sr. Sec. Nts., 10/1/15 10                       29,072,000       28,417,880
13.50% Sr. Unsec. Unsub. Nts., 1/15/14              14,000,000       13,300,000
--------------------------------------------------------------------------------
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts.,
1/15/16                                              5,601,000        5,502,983
--------------------------------------------------------------------------------
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14                       5,000,000        4,125,000
8.875% Sr. Unsec. Unsub. Nts., 12/1/15              10,000,000        8,650,000
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada, 4.65% Sr.
Unsec. Nts., 7/1/10                                  2,035,000        1,873,218
--------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts.,
3/15/11                                              1,965,000        1,777,225
--------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 10        3,255,000        3,226,216
--------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.25% Sr. Unsec. Nts., 7/15/08                       2,590,000        2,596,475
7.625% Sr. Unsec. Debs., 7/15/18                     3,000,000        2,767,500
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                      1,790,000        1,603,985
6.125% Nts., 1/15/14                                 1,315,000        1,175,999
8% Sr. Nts., 2/1/09                                  1,415,000        1,406,124
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31     1,811,000        2,127,925
--------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts., 11/15/08 4        820,000          807,700
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts., Series A,
5/15/08 4                                              360,000          347,400
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts.,
10/1/08                                              3,890,000        3,875,413
--------------------------------------------------------------------------------
El Paso Corp., 6.50% Sr. Unsec. Nts., 6/1/08           578,000          579,812
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts.,
9/15/10                                              6,100,000        6,044,923
--------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                  3,065,000        3,069,591
9.80% Unsub. Nts., 12/15/08 5                          359,000          378,329
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds,
11/1/31                                              2,445,000        2,201,982
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub.
Bonds, 2/15/34                                       5,525,000        4,972,666
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds,
Series A 10,11                                       6,800,000        5,893,376
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts.,
11/30/35 5                                           4,900,000        4,652,428
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30%
Sr. Unsec. Nts., 12/19/08 10                         1,645,000        1,638,287


                      28 | OPPENHEIMER CAPITAL INCOME FUND

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES
Continued
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts.,
11/14/08 4,5                                      $  1,410,000   $    1,434,675
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub.
Nts., 4/1/12                                         1,600,000        1,288,000
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP, 5.875%
Sr. Unsec. Nts., 6/1/13                              2,500,000        2,513,910
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr.
Unsec. Nts., 8/15/33                                 3,840,000        3,974,358
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09         2,870,000        2,951,904
--------------------------------------------------------------------------------
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub.
Nts., 11/1/14                                       10,000,000        9,675,000
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts., 7/15/09          845,000          878,368
--------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts., 7/15/09           2,950,000        3,043,400
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 7.125% Sr. Unsec.
Nts., 6/15/09                                        2,095,000        2,162,511
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts.,
12/1/34 12                                           1,685,000        1,376,751
--------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds,
12/15/36                                             5,120,000        4,671,811
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09          4,020,000        4,004,925
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36% Unsec. Nts.,
Series A, 1/15/10                                    3,155,000        3,328,620
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts.,
6/15/09                                              2,630,000        2,713,852
--------------------------------------------------------------------------------
Nextel Communications, Inc., 7.375% Sr. Nts.,
Series D, 8/1/15                                     3,270,000        3,294,568
--------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr.
Nts., Series B, 6/1/13 10                              802,074          766,023
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09     3,665,000        3,639,279
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23 10                                          3,835,000        4,741,187
--------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts.,
7/1/25 10                                            3,380,000        4,153,736
--------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07          1,945,000        1,943,662
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09              1,390,000        1,307,378
--------------------------------------------------------------------------------
Qwest Corp.:
5.625% Unsec. Nts., 11/15/08 4,12                      363,000          363,908
7.875% Sr. Unsec. Nts., 9/1/11                       3,140,000        3,300,925
--------------------------------------------------------------------------------
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13    15,000,000       12,375,000
--------------------------------------------------------------------------------
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts.,
5/1/11                                               2,945,000        3,322,599
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec.
Unsub. Nts., 10/15/07 4                                800,000          804,000
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec.
Sub. Nts., 3/15/12                                     442,000          448,630
--------------------------------------------------------------------------------
SLM Corp., 4% Nts., 1/15/09                          2,770,000        2,648,608
--------------------------------------------------------------------------------
Spansion LLC, 11.25% Sr. Nts., 1/15/16 10            2,500,000        2,381,250
--------------------------------------------------------------------------------
Standard Pacific Corp., 5.125% Sr. Unsec.
Unsub. Nts., 4/1/09                                  1,450,000        1,268,750
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 9.875% Sr. Nts., 7/1/14      6,000,000        5,340,000
--------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13              1,395,000        1,404,910
--------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr.
Nts., 7/15/33                                          760,000          884,588
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08 4         2,255,000        2,130,975
--------------------------------------------------------------------------------
TXU Energy Co. LLC:
5.86% Sr. Nts., 9/16/08 5,10                         2,940,000        2,942,326
6.125% Nts., 3/15/08                                 1,955,000        1,957,739


                      29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES
Continued
--------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                   $  1,880,000   $    1,875,300
3.875% Sr. Unsec. Nts., 10/15/08 4                     875,000          846,563
--------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts.,
3/15/13                                                675,000          677,459
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts.,
8/1/09                                               3,030,000        3,090,630
--------------------------------------------------------------------------------
Williams Cos., Inc. (The), Credit Linked
Certificate Trust, 6.75% Nts., 4/15/09 4             3,650,000        3,704,750
                                                                 ---------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $419,703,970)                                                 409,062,980

--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--9.3%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc., 6% Cv. Sr. Nts.,
5/1/15 10                                            3,250,000        2,803,125
--------------------------------------------------------------------------------
Anthracite Capital, Inc., 11.75% Cv. Sr. Unsec.
Nts., 9/1/27 4                                       5,500,000        5,488,450
--------------------------------------------------------------------------------
Conseco, Inc., 3.50% Cv. Sr. Unsec. Bonds,
9/30/35 5                                           12,000,000       10,590,000
--------------------------------------------------------------------------------
CSK Auto, Inc., 7.25% Cv. Sr. Unsec. Nts.,
12/15/25 5,10                                       11,000,000       12,595,000
--------------------------------------------------------------------------------
Human Genome Sciences, Inc., 2.25% Cv. Unsec.
Sub. Nts., 8/15/12                                  11,000,000        9,006,250
--------------------------------------------------------------------------------
Incyte Genomics, Inc., 3.50% Cv. Sr. Unsec.
Nts., 2/15/11                                       10,250,000        9,058,438
--------------------------------------------------------------------------------
Intel Corp., 2.95% Cv. Unsec. Sub. Debs.,
12/15/35                                             8,000,000        8,220,000
--------------------------------------------------------------------------------
KKR Financial Holdings LLC, 7% Cv. Sr. Unsec.
Nts., 7/15/12 10                                    17,500,000       15,028,125
--------------------------------------------------------------------------------
Liberty Media Corp., 0.75% Cv. Sr. Unsec. Unsub.
Debs., 3/30/23                                      47,500,000       53,971,875
--------------------------------------------------------------------------------
Liberty Media Corp., 3.25% Exchangeable Sr.
Unsec. Debs., 3/15/31 (exchangeable for Viacom,
Inc. Cl. B common stock or cash based on the
value thereof)                                     147,500,000     123,162,500
--------------------------------------------------------------------------------
Liberty Media Corp., 3.50% Exchangeable Sr.
Unsec. Debs., 1/15/31 (exchangeable for
Motorola, Inc. common stock or cash based on
the value of that stock)                             4,250,000        3,387,271
--------------------------------------------------------------------------------
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts.,
11/15/12                                            16,000,000       15,080,000
--------------------------------------------------------------------------------
Pride International, Inc., 3.25% Cv. Sr. Nts.,
5/1/33                                              21,250,000       30,042,188
--------------------------------------------------------------------------------
Six Flags, Inc., 4.50% Cv. Nts., 5/15/15             2,500,000        2,156,250
                                                                 ---------------
Total Convertible Corporate Bonds and Notes
(Cost $304,792,652)                                                 300,589,472

                                                       SHARES/
                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED SECURITIES--13.0%
--------------------------------------------------------------------------------
Allegro Investment Corp. SA Cv. Equity Linked
Nts.:
5.05%, Exp. 3/17/08 4                                  617,700       15,625,648
Series UTX, 4.84%, Exp. 1/2/08 (linked to United
Technologies Corp. common stock) 4                     238,800       16,639,488
--------------------------------------------------------------------------------
Bank of America Cv. Linked Nts.:
Series HES, 8.50%, Exp. 1/30/08                        194,600       11,006,576
Series VNDA, 10.60%, Exp. 5/5/08                       696,200       10,742,366


                      30 | OPPENHEIMER CAPITAL INCOME FUND

                                                       SHARES/
                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Bear Stearns Global Asset Holdings Ltd. Cv.
Equity Linked Nts., Series 6693, 4.35%, Exp.
6/30/08 (linked to Wal-Mart Stores, Inc.) 4            507,924   $   22,577,222
--------------------------------------------------------------------------------
Blue Wings Ltd. Catastrophe Linked Bonds,
Series A, 8.51%, 1/10/12 4,5                         3,000,000        2,991,300
--------------------------------------------------------------------------------
Calabash Re II Ltd. Catastrophe Linked Nts.,
Series A1, 13.76%, 1/8/10 4,5                        3,000,000        3,064,800
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (New York) Cv.
Equity Linked Nts.:
5.69%, Exp. 4/21/08 (linked to Williams Cos.,
Inc. (The))                                            354,000       10,379,280
8.22%, Exp. 1/23/08 (linked to Corning, Inc.)          644,350       14,214,361
--------------------------------------------------------------------------------
Deutsche Bank AG 3M Co. Exchangeable Total
Return Linked Nts., 4.64%, Exp. 3/19/08 4              218,000       18,220,440
--------------------------------------------------------------------------------
Deutsche Bank AG Basket of Cv. Linked Nts.,
23.40%, Exp. 11/27/07 (linked to Staples, Inc.,
Office Depot, Inc. and OfficeMax, Inc. common
stock) 4                                            25,000,000       18,297,500
--------------------------------------------------------------------------------
Deutsche Bank AG-London Cv. Equity Linked Nts.,
4.38%, Exp. 9/21/07 (linked to United
Technologies Corp. common stock) 4                     242,000       17,185,630
--------------------------------------------------------------------------------
Fremantle Ltd. Catastrophe Linked Nts., 7.36%,
6/28/10 4,5                                          1,000,000          997,500
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The) Cv. Equity
Linked Nts.:
4%, Exp. 3/10/08 (linked to Office Depot, Inc.
common stock) 4                                        582,735       14,535,159
7.10%, Exp. 2/6/08 (linked to Occidental
Petroleum Corp. common stock) 4                        219,100       11,348,504
8%, Exp. 3/10/08 (linked to XM Satellite Radio
Holdings, Inc.) 4                                      700,281        8,698,190
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The) Cv. Mandatory
Exchangeable Nts.:
7.45%, Exp. 10/16/07 (linked to GlobalSantaFe
Corp.) 4                                               431,007       26,500,896
8.70%, Exp. 5/27/08 (linked to Applied
Materials, Inc.) 4                                     789,500       15,425,251
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The) Mandatory
Exchangeable Nts., 12.90%, Exp. 12/13/07 (linked
to Nortel Networks Corp. common stock) 4               400,000        7,398,800
--------------------------------------------------------------------------------
Lakeside Re Ltd. Catastrophe Linked Nts.,
11.86%, 12/31/09 5,10                                3,000,000        3,086,700
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. Cv. Equity Linked
Nts., 4.42%, Exp. 12/9/07 (linked to Tyco
International Ltd.)                                  1,492,880       44,293,750
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. Yield Enhanced
Equity Linked Debt Securities:
11.03%, Exp. 1/27/08 (linked to Arch Coal, Inc.)       439,368       12,895,451
Series I, 4%, Exp. 1/12/08 (linked to Texas
Instruments, Inc. common stock)                        523,926       17,415,284
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. Cv. Linked Nts., 6%,
Exp. 12/5/07 (linked to Corning, Inc.) 4               714,300       16,553,903
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. Redemption Linked
Nts., 6.35%, Exp. 1/4/08 (linked to
GlobalSantaFe Corp. common stock) 4                    182,983       11,764,892
--------------------------------------------------------------------------------
Morgan Stanley Cv. Equity Linked Nts.:
18.10%, Exp. 12/6/07 (linked to XM Satellite
Radio Holdings, Inc. common stock) 4                   696,865        9,867,608
6.20%, Exp. 2/6/08 (linked to XM Satellite Radio
Holdings, Inc. common stock) 4                         715,100        9,314,178
--------------------------------------------------------------------------------
Morgan Stanley Performance Equity Linked
Redemption Quarterly-pay Nts., 15.50%, Exp.
1/22/08 (linked to XM Satellite Radio Holdings,
Inc. common stock) 4                                   639,800        8,247,022


                      31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES/
                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Morgan Stanley Performance Equity Linked
Redemption Quarterly-pay Securities, 8.67%, Exp.
3/7/08 (exchangeable for Vanda Pharmaceutical,
Inc. common stock) 4                                   598,100   $    9,273,541
--------------------------------------------------------------------------------
Morgan Stanley Redemption Linked Nts., Exp.
1/17/08 (linked to the performance of Johnson &
Johnson, Lehman Brothers Holdings, Inc., and AES
Corp.) 4                                                15,000       11,958,750
--------------------------------------------------------------------------------
Successor Euro Wind Ltd. Catastrophe Linked
Nts., Series AIII, 11.11%, 12/6/08 4,5                3,000,000        3,046,650
--------------------------------------------------------------------------------
Wachovia Bank NA, Cv. Linked Nts., Series XMSR,
13.20%, Exp. 12/1/07 (linked to XM Satellite
Radio Holdings, Inc. common stock) 4                 1,016,777       14,738,183
                                                                 ---------------
Total Structured Securities (Cost $428,687,658)                     418,304,823

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,729,639,427)                                    100.3%   3,235,088,027
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                     (0.3)     (10,323,205)
                                                    ----------------------------
NET ASSETS                                               100.0%  $3,224,764,822
                                                    ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                    SHARES          GROSS           GROSS            SHARES
                                                           AUGUST 31, 2006      ADDITIONS      REDUCTIONS   AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------------
Care Investment Trust, Inc.                                             --      1,180,000           5,000         1,175,000
CSK Auto Corp.                                                   5,502,500          1,250         788,750         4,715,000
Enbridge Energy Management LLC                                     747,702         30,984 a       778,686                --
E*TRADE Financial Corp., 6.125% Cum. Cv.                                --      1,177,500              --         1,177,500
Oppenheimer Institutional Money Market Fund, Cl. E                      --    940,014,631     940,014,631                --
Platinum Underwriters Holdings Ltd., 6% Cv., Series A                   --        830,000              --           830,000

                                                                                    VALUE        DIVIDEND          REALIZED
                                                                               SEE NOTE 1          INCOME       GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Care Investment Trust, Inc.                                                  $ 13,489,000    $         --   $       (19,000)
CSK Auto Corp.                                                                 62,332,300              --         3,498,652
Enbridge Energy Management LLC                                                         --              --        20,010,336
E*TRADE Financial Corp., 6.125% Cum. Cv.                                       24,774,600       1,207,766                --
Oppenheimer Institutional Money Market Fund, Cl. E                                     --       1,145,637                --
Platinum Underwriters Holdings Ltd., 6% Cv., Series A                          32,662,500       1,464,516                --
                                                                             -----------------------------------------------
                                                                             $133,258,400    $  3,817,919   $    23,489,988
                                                                             ===============================================

a. All or a portion is the result of a corporate action.


                      32 | OPPENHEIMER CAPITAL INCOME FUND

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                   CONTRACTS   EXPIRATION   EXERCISE         PREMIUM           VALUE
                                             SUBJECT TO CALL        DATES      PRICE        RECEIVED      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                       250      9/24/07      75.00   $       7,500   $       1,250
Altria Group, Inc.                                     2,250      9/24/07      80.00          63,499              --
AT&T, Inc.                                               300     10/22/07      42.50          24,602          12,900
Chevron Corp.                                            275      9/24/07      80.00         180,672         239,525
Chevron Corp.                                             90      9/24/07      85.00          26,275          35,100
Chevron Corp.                                            600     10/22/07      80.00         445,193         534,000
Chevron Corp.                                            235     10/22/07      85.00          91,533         122,200
Fidelity National Title Group, Inc., Cl. A             2,585     12/24/07      30.00         100,813              --
Kraft Foods, Inc., Cl. A                                 224      9/24/07      32.50          41,887          10,080
Kraft Foods, Inc., Cl. A                              15,000     12/14/07      31.52       7,050,000       3,195,000
Loews Corp./Carolina Group                             5,025      9/24/07      80.00       1,384,819         150,750
Loews Corp./Carolina Group                             4,000     12/24/07      80.00         860,627         980,000
Raytheon Co.                                           6,560      9/24/07      52.50       2,460,946       5,772,800
Raytheon Co.                                           3,340      9/24/07      55.00         793,635       2,304,600
Raytheon Co.                                             100      9/24/07      57.50          11,700          44,000
                                                                                       -----------------------------
                                                                                       $  13,543,701   $  13,402,205
                                                                                       =============================

4. Illiquid security. The aggregate value of illiquid securities as of August 31, 2007 was $344,117,852, which represents 10.67% of the Fund's net assets. See
Note 10 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                                   CONTRACTS   EXPIRATION   EXERCISE         PREMIUM           VALUE
                                              SUBJECT TO PUT        DATES      PRICE        RECEIVED      SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                     1,500      1/21/08   $  70.00   $     550,492   $     810,000
Baker Hughes, Inc.                                     1,250     10/22/07      80.00         558,779         237,500
BJ Services Co.                                        1,400     10/22/07      27.50         443,793         385,000
Capital One Financial Corp.                            1,500     12/24/07      75.00       1,155,987       1,650,000
Occidental Petroleum Corp.                             2,250     11/19/07      60.00       1,804,472       1,102,500
Office Depot, Inc.                                       301      1/21/08      35.00         158,625         310,030
OfficeMax, Inc.                                          950     11/19/07      40.00         523,898         494,000
OfficeMax, Inc.                                        1,165      1/21/08      42.50         818,552         897,050
                                                                                       -----------------------------
                                                                                       $   6,014,598   $   5,886,080
                                                                                       =============================

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $20,396,117 or 0.63% of the Fund's net assets as of August 31, 2007.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $948,638 or 0.03% of the Fund's net assets as of August 31, 2007.


                      33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

9. When-issued security or forward commitment to be delivered and settled after August 31, 2007. See Note 1 of accompanying Notes.

10. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $90,159,967 or 2.80% of the Fund's net assets as of August 31, 2007.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $518,807. See Note 5 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      34 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August  31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,617,076,549)                                           $  3,101,829,627
Affiliated companies (cost $112,562,878)                                                    133,258,400
                                                                                       -----------------
                                                                                          3,235,088,027
--------------------------------------------------------------------------------------------------------
Cash                                                                                         15,093,630
--------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums paid $234,298)                                                  4,326,544
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                   22,946,672
Investments sold (including $18,219,978 sold on a when-issued basis or
forward commitment)                                                                          18,457,514
Shares of beneficial interest sold                                                            1,313,196
Futures margins                                                                                 192,580
Other                                                                                           171,508
                                                                                       -----------------
Total assets                                                                              3,297,589,671

--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $19,558,299)--
see accompanying statement of investments                                                    19,288,285
--------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums paid $215,578)                                                  5,873,628
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $35,284,480 purchased on
a when-issued basis or forward commitment)                                                   41,251,903
Shares of beneficial interest redeemed                                                        3,657,210
Distribution and service plan fees                                                            1,338,888
Transfer and shareholder servicing agent fees                                                   324,160
Shareholder communications                                                                      286,355
Trustees' compensation                                                                           28,301
Other                                                                                           776,119
                                                                                       -----------------
Total liabilities                                                                            72,824,849

--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  3,224,764,822
                                                                                       =================

--------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $        246,618
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                2,536,099,310
--------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                            27,623,954
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions              156,760,282
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                           504,034,658
                                                                                       -----------------
NET ASSETS                                                                             $  3,224,764,822
                                                                                       =================


                      35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,754,565,709 and 210,249,770 shares of beneficial interest outstanding)                      $  13.10
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                             $  13.90
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$240,849,375 and 18,609,922 shares of beneficial interest outstanding)                         $  12.94
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$184,782,112 and 14,330,271 shares of beneficial interest outstanding)                         $  12.89
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,567,626
and 3,427,826 shares of beneficial interest outstanding)                                       $  13.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      36 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended  August 31, 2007
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
Interest                                                                                 $   84,480,885
--------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $41,012)                         57,262,750
Affiliated companies                                                                          3,817,919
--------------------------------------------------------------------------------------------------------
Fee income                                                                                      110,976
--------------------------------------------------------------------------------------------------------
Other income                                                                                     58,028
                                                                                         ---------------
Total investment income                                                                     145,730,558

--------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------
Management fees                                                                              17,232,574
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                       6,459,524
Class B                                                                                       2,621,424
Class C                                                                                       1,824,103
Class N                                                                                         209,127
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                       2,921,847
Class B                                                                                         394,254
Class C                                                                                         258,013
Class N                                                                                          86,857
--------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                         369,353
Class B                                                                                          80,531
Class C                                                                                          30,256
Class N                                                                                           5,479
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                      88,654
--------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                           60,121
--------------------------------------------------------------------------------------------------------
Administration service fees                                                                       1,500
--------------------------------------------------------------------------------------------------------
Other                                                                                           208,864
                                                                                         ---------------
Total expenses                                                                               32,852,481
Less reduction to custodian expenses                                                             (2,430)
Less waivers and reimbursements of expenses                                                     (21,661)
                                                                                         ---------------
Net expenses                                                                                 32,828,390

--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       112,902,168


                      37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  Continued
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies (including premiums on options exercised)                      $  158,710,871
   Affiliated companies                                                                      23,489,988
Closing and expiration of option contracts written                                           27,560,629
Closing and expiration of futures contracts                                                    (712,604)
Foreign currency transactions                                                                     2,548
Swap contracts                                                                                  214,931
Net increase from payment by affiliate                                                           13,514
                                                                                         ---------------
Net realized gain                                                                           209,279,877
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                  (4,266,507)
Futures contracts                                                                               714,525
Option contracts written                                                                     (2,942,975)
Swap contracts                                                                               (2,035,233)
                                                                                         ---------------
Net change in unrealized appreciation                                                        (8,530,190)

--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  313,651,855
                                                                                         ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      38 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                          2007               2006
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                              $    112,902,168   $     95,081,450
-------------------------------------------------------------------------------------------------------
Net realized gain                                                       209,279,877         27,512,071
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    (8,530,190)        12,664,674
                                                                   ------------------------------------
Net increase in net assets resulting from operations                    313,651,855        135,258,195

-------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                 (87,959,430)       (77,812,436)
Class B                                                                  (6,228,396)        (6,031,033)
Class C                                                                  (4,351,749)        (3,701,400)
Class N                                                                  (1,156,756)          (836,479)
                                                                   ------------------------------------
                                                                        (99,696,331)       (88,381,348)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (10,162,632)      (112,727,835)
Class B                                                                  (1,003,861)       (12,275,789)
Class C                                                                    (663,061)        (7,342,478)
Class N                                                                    (143,710)        (1,340,023)
                                                                   ------------------------------------
                                                                        (11,973,264)      (133,686,125)

-------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                 (11,635,942)        (3,331,341)
Class B                                                                 (35,557,029)       (31,772,777)
Class C                                                                  10,405,264          1,811,081
Class N                                                                   6,641,449          6,928,899
                                                                   ------------------------------------
                                                                        (30,146,258)       (26,364,138)

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total increase (decrease)                                               171,836,002       (113,173,416)
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   3,052,928,820      3,166,102,236
                                                                   ------------------------------------
End of period (including accumulated net investment income of
$27,623,954 and $5,059,260, respectively)                          $  3,224,764,822   $  3,052,928,820
                                                                   ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      39 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.28         $    12.63     $    11.84     $    11.22       $     9.76
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .47 1              .39 1          .38 1          .46              .54
Net realized and unrealized gain                         .82                .16           1.28            .69             1.35
                                                  -------------------------------------------------------------------------------
Total from investment operations                        1.29                .55           1.66           1.15             1.89
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.42)              (.37)          (.48)          (.53)            (.43)
Distributions from net realized gain                    (.05)              (.53)          (.39)            --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.47)              (.90)          (.87)          (.53)            (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    13.10         $    12.28     $    12.63     $    11.84       $    11.22
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     10.50%              4.68%         14.40%         10.32%           20.10%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $2,754,566         $2,594,507     $2,670,552     $2,379,956       $2,130,486
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $2,809,861         $2,608,268     $2,565,609     $2,356,948       $1,900,896
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.54%              3.21%          3.09%          3.85%            5.41%
Total expenses                                          0.88% 4,5,6        0.91%          0.89% 4        0.89% 4,7        0.93% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 8              66% 8          55% 8          52%             141%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended August 31, 2007          0.88%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended August 31, 2007                 $ 1,266,252,411      $ 1,359,901,233
Year Ended August 31, 2006                 $ 2,212,763,141      $ 2,305,352,091
Year Ended August 31, 2005                 $ 3,541,353,653      $ 3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      40 | OPPENHEIMER CAPITAL INCOME FUND

CLASS B     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.14         $    12.49     $    11.72     $    11.10       $     9.67
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .35 1              .28 1          .28 1          .36              .45
Net realized and unrealized gain                         .81                .16           1.26            .68             1.33
                                                  -------------------------------------------------------------------------------
Total from investment operations                        1.16                .44           1.54           1.04             1.78
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.31)              (.26)          (.38)          (.42)            (.35)
Distributions from net realized gain                    (.05)              (.53)          (.39)            --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.36)              (.79)          (.77)          (.42)            (.35)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.94         $    12.14     $    12.49     $    11.72       $    11.10
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.54%              3.84%         13.40%          9.46%           18.94%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  240,849         $  258,812     $  299,093     $  316,568       $  343,074
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  262,574         $  273,916     $  304,769     $  349,853       $  312,457
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.70%              2.37%          2.25%          3.00%            4.55%
Total expenses                                          1.71% 4,5,6        1.74%          1.73% 4        1.76% 4,7        1.81% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 8              66% 8          55% 8          52%             141%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended August 31, 2007           1.71%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended August 31, 2007                  $ 1,266,252,411     $ 1,359,901,233
Year Ended August 31, 2006                  $ 2,212,763,141     $ 2,305,352,091
Year Ended August 31, 2005                  $ 3,541,353,653     $ 3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      41 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.10         $    12.46     $    11.69     $    11.09       $     9.66
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .36 1              .29 1          .28 1          .35              .45
Net realized and unrealized gain                         .79                .15           1.26            .69             1.34
                                                  -------------------------------------------------------------------------------
Total from investment operations                        1.15                .44           1.54           1.04             1.79
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.31)              (.27)          (.38)          (.44)            (.36)
Distributions from net realized gain                    (.05)              (.53)          (.39)            --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.36)              (.80)          (.77)          (.44)            (.36)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.89         $    12.10     $    12.46     $    11.69       $    11.09
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.53%              3.83%         13.52%          9.40%           19.05%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  184,782         $  163,959     $  167,013     $  133,368       $   93,797
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  182,640         $  165,514     $  150,410     $  122,458       $   75,459
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.74%              2.40%          2.27%          3.01%            4.55%
Total expenses                                          1.69% 4,5,6        1.71%          1.71% 4        1.72% 4,7        1.78% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 8              66% 8          55% 8          52%             141%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended August 31, 2007          1.69%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS     SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended August 31, 2007                $ 1,266,252,411       $ 1,359,901,233
Year Ended August 31, 2006                $ 2,212,763,141       $ 2,305,352,091
Year Ended August 31, 2005                $ 3,541,353,653       $ 3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      42 | OPPENHEIMER CAPITAL INCOME FUND

CLASS N     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.20         $    12.55     $    11.78     $    11.16       $     9.73
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1              .34 1          .34 1          .39              .46
Net realized and unrealized gain                         .80                .16           1.26            .72             1.37
                                                  -------------------------------------------------------------------------------
Total from investment operations                        1.22                .50           1.60           1.11             1.83
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.37)              (.32)          (.44)          (.49)            (.40)
Distributions from net realized gain                    (.05)              (.53)          (.39)            --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.42)              (.85)          (.83)          (.49)            (.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    13.00         $    12.20     $    12.55     $    11.78       $    11.16
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     10.01%              4.32%         13.95%         10.01%           19.45%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   44,568         $   35,651     $   29,444     $   16,692       $    9,023
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   41,919         $   32,598     $   22,974     $   13,301       $    5,968
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.19%              2.82%          2.73%          3.42%            4.92%
Total expenses                                          1.25% 4,5,6        1.30%          1.24% 4        1.28% 4,7        1.35% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 8              66% 8          55% 8          52%             141%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended August 31, 2007           1.25%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended August 31, 2007                  $ 1,266,252,411     $ 1,359,901,233
Year Ended August 31, 2006                  $ 2,212,763,141     $ 2,305,352,091
Year Ended August 31, 2005                  $ 3,541,353,653     $ 3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      43 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


                      44 | OPPENHEIMER CAPITAL INCOME FUND
valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each securities' market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold, matures or expires.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2007, the Fund had purchased $35,284,480 of securities issued on a when-issued basis or forward commitment and sold $18,219,978 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The


                      45 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                      46 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $ 91,276,706     $ 128,283,727         $ 24,036,359        $ 492,927,831

1. The Fund had $24,036,359 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                      47 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                   INCREASE TO        REDUCTION TO
                                   ACCUMULATED     ACCUMULATED NET
             INCREASE TO        NET INVESTMENT       REALIZED GAIN
             PAID-IN CAPITAL            INCOME    ON INVESTMENTS 4
             -----------------------------------------------------
             $  17,975,351        $  9,358,857       $  27,334,208

4. $17,975,351, including $12,382,797 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2007   AUGUST 31, 2006
         --------------------------------------------------------------
         Distributions paid from:
         Ordinary income               $  111,668,600    $  162,410,486
         Long-term capital gain                   995        59,656,987
                                      ---------------------------------
         Total                         $  111,669,595    $  222,067,473
                                      =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities            $  2,740,869,118
         Federal tax cost of other investments         (145,855,993)
                                                   ----------------
         Total federal tax cost                    $  2,595,013,125
                                                   ================

         Gross unrealized appreciation             $    606,737,899
         Gross unrealized depreciation                 (113,810,068)
                                                   ----------------
         Net unrealized appreciation               $    492,927,831
                                                   ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net


                      48 | OPPENHEIMER CAPITAL INCOME FUND
assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      49 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        YEAR ENDED AUGUST 31, 2007       YEAR ENDED AUGUST 31, 2006
                                            SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS A
Sold                                    24,786,266   $   331,214,040    18,616,904   $   226,300,881
Dividends and/or
distributions reinvested                 6,895,270        90,699,242    14,837,822       176,523,004
Redeemed                               (32,639,197)     (433,549,224)  (33,641,665)     (406,155,226)
                                      ---------------------------------------------------------------
Net decrease                              (957,661)  $   (11,635,942)     (186,939)  $    (3,331,341)
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS B
Sold                                     3,288,092   $    43,051,303     3,241,843   $    38,903,049
Dividends and/or
distributions reinvested                   524,751         6,819,291     1,451,650        17,079,474
Redeemed                                (6,522,576)      (85,427,623)   (7,316,039)      (87,755,300)
                                      ---------------------------------------------------------------
Net decrease                            (2,709,733)  $   (35,557,029)   (2,622,546)  $   (31,772,777)
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS C
Sold                                     3,136,488   $    41,107,707     2,830,185   $    33,853,111
Dividends and/or
distributions reinvested                   341,526         4,431,983       845,746         9,915,326
Redeemed                                (2,698,666)      (35,134,426)   (3,532,313)      (41,957,356)
                                      ---------------------------------------------------------------
Net increase                               779,348   $    10,405,264       143,618   $     1,811,081
                                      ===============================================================

-----------------------------------------------------------------------------------------------------
CLASS N
Sold                                     1,516,523   $    20,001,127     1,158,822   $    13,939,161
Dividends and/or
distributions reinvested                    94,066         1,230,137       178,715         2,111,820
Redeemed                                (1,105,867)      (14,589,815)     (760,312)       (9,122,082)
                                      ---------------------------------------------------------------
Net increase                               504,722   $     6,641,449       577,225   $     6,928,899
                                      ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2007, were as follows:

                                              PURCHASES              SALES
    ----------------------------------------------------------------------
    Investment securities              $  1,893,829,485   $  1,946,525,513
    U.S. government and government
    agency obligations                      198,754,621        224,336,243
    To Be Announced (TBA)
    mortgage-related securities           1,266,252,411      1,359,901,233


                      50 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                     FEE SCHEDULE
                     ----------------------------------------
                     Up to $100 million                 0.75%
                     Next $100 million                  0.70
                     Next $100 million                  0.65
                     Next $100 million                  0.60
                     Next $100 million                  0.55
                     Next $4.5 billion                  0.50
                     Over $5 billion                    0.48

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2007, the Fund paid $3,668,284 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the


                      51 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B, Class C and Class N shares were $8,174,311, $4,236,395 and $696,262, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                            CLASS A           CLASS B          CLASS C          CLASS N
                           CLASS A       CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                         FRONT-END         DEFERRED          DEFERRED         DEFERRED         DEFERRED
                     SALES CHARGES    SALES CHARGES     SALES CHARGES    SALES CHARGES    SALES CHARGES
                       RETAINED BY      RETAINED BY       RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED             DISTRIBUTOR      DISTRIBUTOR       DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
--------------------------------------------------------------------------------------------------------
August 31, 2007         $  878,046        $  23,334        $  324,267        $  14,969         $  5,037

--------------------------------------------------------------------------------
PAYMENTS, WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended August 31, 2007, the Manager waived $21,661 for IMMF management fees.

      The Distributor paid the Fund $13,514 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.


                      52 | OPPENHEIMER CAPITAL INCOME FUND

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2007, the Fund had outstanding futures contracts as follows:

                                                                            UNREALIZED
                             EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION              DATES   CONTRACTS   AUGUST 31, 2007   (DEPRECIATION)
---------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                12/19/07         664    $   74,077,500      $   457,967
U.S. Treasury Nts., 5 yr.      12/31/07          12         1,280,438            5,592
                                                                           ------------
                                                                               463,559
                                                                           ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.      12/31/07         709       146,164,781          (38,816)
U.S. Treasury Nts., 10 yr.     12/19/07         509        55,504,859         (111,739)
                                                                           ------------
                                                                              (150,555)
                                                                           ------------
                                                                           $   313,004
                                                                           ============

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction.


                      53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2007 was as follows:

                                           CALL OPTIONS                  PUT OPTIONS
                             --------------------------   ---------------------------
                             NUMBER OF        AMOUNT OF   NUMBER OF        AMOUNT OF
                             CONTRACTS         PREMIUMS   CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------------
Options outstanding as of
August 31, 2006                 67,250   $    6,344,173      38,668   $   21,187,171
Options written                379,450       73,577,295     240,581       50,716,365
Options closed or expired     (385,324)     (61,344,421)   (253,510)     (60,131,176)
Options exercised              (20,542)      (5,033,346)    (15,423)      (5,757,762)
                             --------------------------------------------------------
Options outstanding as of
August 31, 2007                 40,834   $   13,543,701      10,316   $    6,014,598
                             ========================================================

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS

A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps to hedge an existing position or to obtain exposure to a security or market by purchasing or selling credit protection. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security.


                      54 | OPPENHEIMER CAPITAL INCOME FUND

      The periodic interest fees are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain (loss) upon payment. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Credit default swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or defaulted securities depending on whether the Fund is the purchaser or seller of the credit default swap contract, respectively).

Information regarding such credit default swaps as of August 31, 2007 is as follows:

                                                        BUY/SELL   NOTIONAL                                  PREMIUM
                                                          CREDIT     AMOUNT   PAY/RECEIVE   TERMINATION        PAID/
COUNTERPARTY               REFERENCE ENTITY           PROTECTION     (000S)    FIXED RATE         DATES   (RECEIVED)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                           Beazer Homes USA, Inc.           Sell   $    825        2.1000%      6/20/08   $       --   $    (45,155)
                           Capmark Financial
                           Group, Inc.                      Sell      1,570        1.0000       6/20/12           --       (172,149)
                           Countrywide Home
                           Loans, Inc.                      Sell      1,980        0.7500       9/20/08           --        (96,412)
                           Lear Corp.                       Sell      2,715        1.0000       6/20/08           --         (3,084)
                           Lehman Brothers
                           Holdings, Inc.                   Sell      3,335        0.4900       9/20/10           --        (68,751)
                           Toys "R" Us, Inc.                Sell      1,695        1.4500       9/20/08           --        (27,907)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse
International:
                           ArvinMeritor, Inc.               Sell      2,660        1.5500       9/20/08           --        (18,175)
                           Belo Corp.                        Buy      5,050        0.9000       6/20/13           --        (10,936)
                           CDX.NA.HY.8                      Sell      1,400        2.7500       6/20/12     (111,990)       (65,796)
                           CDX.NA.HY.8                      Sell      2,960        2.7500       6/20/12       23,906       (139,112)
                           CDX.NA.HY.8                       Buy      2,960        2.7500       6/20/14       42,694        220,522
                           CDX.NA.HY.8                      Sell      7,790        2.7500       6/20/12       43,873       (366,108)
                           CDX.NA.HY.8-V1                    Buy      7,790        2.7500       6/20/14      141,140        580,358
                           Freescale
                           Semiconductor, Inc.              Sell      1,555        0.6000       3/20/08           --        (13,847)
                           Freescale
                           Semiconductor, Inc.              Sell      1,665        0.7500       3/20/08           --        (12,964)
                           Goodyear Tire &
                           Rubber Co. (The)                 Sell      2,520        1.5500       9/20/08           --         17,315


                      55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                        BUY/SELL   NOTIONAL                                  PREMIUM
                                                          CREDIT     AMOUNT   PAY/RECEIVE   TERMINATION        PAID/
COUNTERPARTY               REFERENCE ENTITY           PROTECTION     (000S)    FIXED RATE         DATES   (RECEIVED)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse
International:
Continued
                           Intelsat Ltd.                    Sell   $  1,705        3.4500%      9/20/08   $       --   $     (8,679)
                           Quebecor World, Inc.             Sell      1,685        2.6000       9/20/08           --        (33,224)
                           Rite Aid Corp.                   Sell      2,660        0.8750       6/20/08           --        (30,615)
                           Saks, Inc.                       Sell      2,680        2.0000       9/20/08           --         18,809
                           Univision
                           Communications, Inc.             Sell        760        0.7500       3/20/08           --         (7,578)
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                           Abitibi-Consolidated,Inc.        Sell      2,385        1.5200       9/20/07           --          2,509
                           ABX.HE.AA.06-2                   Sell        710        0.1700       5/25/46      (85,193)      (131,375)
                           Allied Waste North
                           America, Inc.                    Sell        920        2.0000       9/20/09           --          3,733
                           Allied Waste North
                           America, Inc.                    Sell      1,440        2.0000       9/20/09           --          5,842
                           Bear Stearns
                           Cos., Inc. (The)                 Sell      6,195        2.3500       9/20/08           --         63,020
                           Bombardier, Inc.                 Sell        735        0.9000       9/20/07           --          1,562
                           CDX.NA.HY.8                       Buy      4,690        2.7500       6/20/14       62,143        376,461
                           CDX.NA.HY.8                      Sell      4,690        2.7500       6/20/12       43,383       (225,124)
                           CDX.NA.HY.8                      Sell      7,835        2.7500       6/20/12       49,622       (376,086)
                           CDX.NA.HY.8                       Buy      7,835        2.7500       6/20/14      131,563        628,907
                           CDX.NA.HY.8                      Sell      7,790        2.7500       6/20/12       54,800       (373,926)
                           CDX.NA.HY.8                       Buy      7,790        2.7500       6/20/14      120,475        625,294
                           CDX.NA.HY.8                      Sell      1,255        2.7500       6/20/12      (86,386)       (60,241)
                           CDX.NA.HY.8                      Sell      1,405        2.7500       6/20/12     (121,942)       (67,441)
                           CDX.NA.HY.8                      Sell      1,405        2.7500       6/20/12      (85,061)       (67,441)
                           CDX.NA.HY.8                      Sell        685        2.7500       6/20/12      (55,119)       (32,881)
                           CDX.NA.HY.8                      Sell      7,785        2.7500       6/20/12       37,195       (373,686)
                           CDX.NA.HY.8                       Buy      7,785        2.7500       6/20/14      152,564        624,893
                           Centex Corp.                     Sell        310        1.5500       9/20/09           --         (3,535)
                           Countrywide
                           Home Loans, Inc.                 Sell      1,190        3.2500       9/20/08           --        (17,574)
                           Dillard's, Inc.                  Sell        720        0.7500       9/20/08           --         (6,781)
                           Eastman Kodak Co.                Sell      2,055        1.0000      12/20/08           --         13,700
                           Georgia-Pacific Corp.            Sell      2,535        1.7500       9/20/08           --         14,188
                           Intelsat Ltd.                    Sell        690        2.8500       9/20/08           --         (3,505)
                           Levi Strauss & Co.               Sell      1,155        0.9000       9/20/08           --         (5,039)
                           Levi Strauss & Co.               Sell      1,545        1.0000       9/20/08           --         (4,839)
                           MBIA, Inc.                       Sell      1,680        0.5200       9/20/08           --        (23,977)
                           MBIA, Inc.                       Sell      1,665        0.6000       9/20/08           --        (22,253)
                           Owens-Illinois, Inc.             Sell      1,410        1.2500       9/20/08           --          3,106
                           Tenet Healthcare Corp.           Sell      2,695        1.6000       3/20/09           --       (125,153)


                      56 | OPPENHEIMER CAPITAL INCOME FUND

                                                        BUY/SELL   NOTIONAL                                  PREMIUM
                                                          CREDIT     AMOUNT   PAY/RECEIVE   TERMINATION        PAID/
COUNTERPARTY               REFERENCE ENTITY           PROTECTION     (000S)    FIXED RATE         DATES   (RECEIVED)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital Markets LP:
                           ABX.HE.AA.06-2                   Sell   $    250        0.1700%      5/25/46   $  (20,598)  $    (38,745)
                           Capmark Financial
                           Group, Inc.                      Sell      1,710        0.9500       6/20/12           --       (161,004)
                           Dole Food Co., Inc.              Sell      2,540        3.8800       9/20/08           --         20,345
                           First Data Corp.                 Sell      1,690        1.1500       9/20/08           --        (31,690)
                           K. Hovanian Enterprises,
                           Inc.                             Sell        905        6.7500       9/20/08           --        (20,743)
                           Quebecor World, Inc.             Sell        765        3.0000       9/20/08           --          3,922
                           Standard Pacific Corp.           Sell      1,215        6.6250       9/20/08           --        (38,443)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                           Amkor Technology, Inc.           Sell        240        2.6500       9/20/08           --          2,475
                           CIT Group, Inc.                  Sell      1,835        1.2500       9/20/08           --        (42,469)
                           Pulte Homes, Inc.                Sell      2,315        2.7500       9/20/09           --            121
                           Sara Lee Corp.                    Buy      2,055        0.4190       9/20/12           --         (7,834)
                           Smurfit-Stone Container
                           Enterprises, Inc.                Sell      2,515        1.4500       9/20/08           --          5,530
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.
                           ABX.HE.AA.06-2                   Sell        350        0.1700       5/25/46      (85,730)       (64,691)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
& Co. International plc:
                           ArvinMeritor, Inc.               Sell        675        1.1000       9/20/07           --          1,151
                           ArvinMeritor, Inc.               Sell         50        1.2000       9/20/07           --             98
                           ArvinMeritor, Inc.               Sell        820        1.0500       9/20/07           --          1,293
                           Beazer Homes USA, Inc.           Sell      1,825        2.1500       6/20/08           --       (281,117)
                           Countrywide
                           Home Loans, Inc.                 Sell      1,275        0.7500       9/20/08           --        (40,217)
                           Countrywide
                           Home Loans, Inc.                 Sell      4,905        0.4200       6/20/09           --       (268,735)
                           El Paso Corp.                    Sell      3,205        0.5200       3/20/10           --        (34,052)
                           First Data Corp.                 Sell        995        1.3500       9/20/08           --        (20,689)
                           Ford Motor Co.                    Buy      3,060        5.4000      12/20/08           --        (14,677)
                           Ford Motor Co.                   Sell      3,060        7.1500      12/20/16           --         (6,045)
                           Ford Motor Co.                    Buy      1,455        5.3000      12/20/08           --         (4,930)
                           Ford Motor Co.                   Sell      1,455        7.0500      12/20/16           --         (9,929)
                           General Motors Corp.             Sell      1,525        5.8000      12/20/16           --       (112,794)
                           General Motors Corp.              Buy      1,525        4.0000      12/20/08           --         28,221
                           General Motors Corp.             Sell      1,480        5.7500      12/20/16           --       (113,037)
                           General Motors Corp.              Buy      1,480        3.9500      12/20/08           --         28,425
                           Harrah's Operating Co.,
                           Inc.                             Sell      1,430        2.2000       9/20/08           --            708
                           Inco Ltd.                         Buy      1,615        0.6300       3/20/17           --        (13,709)
                           Inco Ltd.                         Buy      1,605        0.7000       3/20/17           --        (22,225)
                           K. Hovanian
                           Enterprises, Inc.                Sell        815        1.8500       6/20/08           --        (43,062)


                      57 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                        BUY/SELL   NOTIONAL                                  PREMIUM
                                                          CREDIT     AMOUNT   PAY/RECEIVE   TERMINATION        PAID/
COUNTERPARTY               REFERENCE ENTITY           PROTECTION     (000S)    FIXED RATE         DATES   (RECEIVED)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
& Co. International plc:
Continued
                           K. Hovanian
                           Enterprises, Inc.                Sell   $    815        1.8500%      6/20/08   $       --   $    (43,062)
                           Kroger Co. (The)                  Buy      2,970        0.4775       6/20/12           --        (17,807)
                           Residential Capital LLC          Sell      3,845        6.1200       9/20/08           --       (483,770)
                           Sara Lee Corp.                    Buy      2,645        0.4180       9/20/12           --        (12,312)
                           Toys "R" US, Inc.                Sell      1,000        2.5500       9/20/08           --        (11,210)
                           Tribune Co.                      Sell      1,595        1.0000       6/20/08           --        (69,594)
                           Vale Overseas Ltd.               Sell      1,615        1.1000       3/20/17           --         (3,330)
                           Vale Overseas Ltd.               Sell      1,605        1.1700       3/20/17           --          5,178
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                           ABX.HE.AA.06-2                   Sell        250        0.1700       5/25/46      (19,973)       (46,208)
                           ABX.HE.AA.06-2                   Sell        480        0.1700       5/25/46      (47,998)       (88,718)
                           Bombardier, Inc.                 Sell        820        1.0000       9/20/07           --          1,969
                           Bombardier, Inc.                 Sell        820        1.0500       9/20/07           --          2,074
                           CDX.NA.HY.8                      Sell      7,735        2.7500       6/20/12       62,793       (366,163)
                           CDX.NA.HY.8                       Buy      7,735        2.7500       6/20/14      111,244        586,917
                           CDX.NA.HY.8                      Sell      1,330        2.7500       6/20/12      (86,967)       (62,960)
                           CDX.NA.HY.8                       Buy      7,975        2.7500       6/20/14      105,669        605,128
                           CDX.NA.HY.8                      Sell      7,975        2.7500       6/20/12       73,769       (377,524)
                                                                                                          --------------------------
                                                                                                          $  449,876   $ (1,521,070)
                                                                                                          ==========================

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS

An interest rate swap is an agreement under which a set of future cash flows is exchanged between two counterparties. Interest rate swaps involve the exchange of rights to receive or commitments to pay interest. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Interest rate swaps are marked to market daily using primarily quotations from counterparties, and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.


                      58 | OPPENHEIMER CAPITAL INCOME FUND

      Swap agreements entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

As of August 31, 2007, the Fund had entered into the following interest rate swap agreements:

SWAP                              NOTIONAL         PAID BY   RECEIVED BY   TERMINATION
COUNTERPARTY                        AMOUNT        THE FUND      THE FUND         DATES        VALUE
----------------------------------------------------------------------------------------------------
                                               Three-Month
Credit Suisse International   $  6,910,000   USD BBA LIBOR         5.428%       8/7/17   $  118,910
----------------------------------------------------------------------------------------------------
                                               Three-Month
Deutsche Bank AG                 5,830,000   USD BBA LIBOR         5.445        8/8/17       95,408
                                                                                         -----------
                                                                                         $  214,318
                                                                                         ===========

Index abbreviation is as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate

--------------------------------------------------------------------------------
9. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

As of August 31, 2007, the Fund had entered into the following total return swap agreements:


                      59 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. TOTAL RETURN SWAP CONTRACTS Continued

SWAP                     NOTIONAL                 PAID BY           RECEIVED BY   TERMINATION
COUNTERPARTY               AMOUNT                THE FUND              THE FUND         DATES       VALUE
----------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the      U.S. CMBS Index:
                                    absolute value of the         AAA 8.5+ plus
                     $  8,900,000       Lehman CMBS Index     27.5 basis points       11/1/07   $ (52,068)

                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the      U.S. CMBS Index:
                                    absolute value of the        AAA 8.5+ minus
                        6,840,000       Lehman CMBS Index       45 basis points        2/1/08     (24,676)

                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the      U.S. CMBS Index:
                                    absolute value of the         AAA 8.5+ plus
                       19,800,000       Lehman CMBS Index       60 basis points        2/1/08     (41,899)

                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the      U.S. CMBS Index:
                                    absolute value of the         AAA 8.5+ plus
                        1,830,000       Lehman CMBS Index       25 basis points        2/1/08     (10,744)
----------------------------------------------------------------------------------------------------------
                                                               If positive, the
                                         If negative, the     absolute value of
                                    absolute value of the       Lehman Brothers
                                     Lehman Brothers U.S.      U.S. CMBS Index:
Goldman Sachs                                 CMBS Index:    Aggregate AAA plus
Capital Markets LP      6,430,000           Aggregate AAA       15 basis points        9/1/07     (40,328)
----------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing,
Inc.:
                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the         U.S. CMBS AAA
                                    absolute value of the       8.5+ Index plus
                        7,260,000       Lehman CMBS Index     32.5 basis points       11/1/07     (53,162)

                                                               If positive, the
                                                            Total Return of the
                                         If negative, the       Lehman Brothers
                                    absolute value of the         U.S. CMBS AAA
                        8,450,000       Lehman CMBS Index            8.5+ Index        2/1/08      39,903

                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the         U.S. CMBS AAA
                                    absolute value of the       8.5+ Index plus
                        7,201,000       Lehman CMBS Index       60 basis points        2/1/08     (26,039)

                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the         U.S. CMBS AAA
                                    absolute value of the      8.5+ Index minus
                        4,560,000       Lehman CMBS Index       25 basis points        3/1/08          --


                      60 | OPPENHEIMER CAPITAL INCOME FUND

SWAP                     NOTIONAL                 PAID BY           RECEIVED BY   TERMINATION
COUNTERPARTY               AMOUNT                THE FUND              THE FUND         DATES       VALUE
----------------------------------------------------------------------------------------------------------
                                                               If positive, the
                                                            Total Return of the
                                                                Lehman Brothers
                                         If negative, the         U.S. CMBS AAA
                                    absolute value of the       8.5+ Index plus
UBS AG               $  9,001,000       Lehman CMBS Index       60 basis points        2/1/08   $ (31,319)
                                                                                                ----------
                                                                                                $(240,332)
                                                                                                ==========

Abbreviation is as follows:

CMBS Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
10. ILLIQUID SECURITIES

As of August 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                      61 | OPPENHEIMER CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund (the "Fund"), including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 9, 2007


                      62 | OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2007 which are not designated as capital gain distributions should be multiplied by 22.92% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $46,728,195 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2007, $76,132,312 or 76.36% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $63,587,626 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      63 | OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      64 | OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                      65 | OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine and the Manager's investment team and analysts. Mr. Levine has been a portfolio manager of the Fund since June 1999. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other retail front-end load mixed-asset target allocation moderate funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees are lower than its peer group median although its actual management fees are higher than its peer group median.


                      66 | OPPENHEIMER CAPITAL INCOME FUND

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows with shareholders.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information. The Board considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      67 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR
                                   HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman, Cherry Creek
Chairman of the Board              Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since
of Trustees (since 2003),          1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador
Trustee (since 1999)               Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director
Age: 70                            of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                   Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and
                                   Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former
                                   Chairman of: Transland Financial Services, Inc. (private mortgage banking company)
                                   (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                   (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                                   (1991-2003) and International Family Entertainment (television channel) (1992-1997);
                                   U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of the Manager (December 1991-April 1999);
Trustee (since 1998)               President, Treasurer and Director of Centennial Capital Corporation (June 1989-
Age: 71                            April 1999); Chief Executive Officer and Director of MultiSource Services, Inc.
                                   (March 1996-April 1999); Mr. Bowen held several positions with OppenheimerFunds,
                                   Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc.
                                   (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical site) (June
Trustee (since 1999)               2000-May 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July
Age: 69                            1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management
                                   Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)               Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 65                            Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                   Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and
                                   Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                   Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
                                   ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                                   Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 1996)               Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 67                            companies of the Manager (until October 1994). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.


                      68 | OPPENHEIMER CAPITAL INCOME FUND

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)               (since February 2000); Board Member of Middlebury College (educational organization)
Age: 61                            (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of
                                   Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                                   (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                   Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management
                                   Company (February 1991-April 2000); Member of the investment committees of The
                                   Rockefeller Foundation (since 2001) and The University of Michigan (since 2000);
                                   Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                   Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                   Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones Knowledge, Inc. (since 2006); Director of Jones International
Trustee (since 2002)               University (educational organization) (since August 2005); Chairman, Chief
Age: 63                            Executive Officer and Director of Steele Street State Bank (commercial banking)
                                   (since August 2003); Director of Colorado UpLift (charitable organization) (since
                                   1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since
                                   2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                                   Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones
                                   Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and
                                   gas exploration) (1997-February 2004). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)               (investment company) (since 1996) and MML Series Investment Fund (investment
Age: 65                            company) (since 1996); Trustee of Worcester Polytech Institute (since 1985);
                                   Chairman (since 1994) of the Investment Committee of the Worcester Polytech
                                   Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B.
                                   (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice
                                   President of Peoples Heritage Financial Group, Inc. (commercial bank) (January
                                   1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
OFFICER                            FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                   OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                   REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                   OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
Trustee, President and             President of the Manager (September 2000-March 2007); President and director or
Principal Executive Officer        trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                       Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 58                            Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
                                   (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder Services,
                                   Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and


                      69 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                    Director of OppenheimerFunds Legacy Program (charitable trust program established
Continued                          by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                   Asset Management Corporation, Trinity Investment Management Corporation and Tremont
                                   Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                   Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                   November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                   Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                   Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC) (since June
                                   1995); Member of the Investment Company Institute's Board of Governors (since
                                   October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                   2001). Oversees 102 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
FUND                               LEVINE, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                   STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                                   SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                   OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                   DEATH OR REMOVAL.

MICHAEL S. LEVINE,                 Vice President of the Manager (since June 1998). An officer of 1 portfolio in the
Vice President (since 1999)        OppenheimerFunds complex.
Age: 42

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief           2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc.,
Compliance Officer                 Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice
(since 2004)                       President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Age: 57                            Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of
                                   102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc.
Officer (since 1999)               and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 48                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since
                                   May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President of
Assistant Treasurer                the Manager (August 2002-February 2007); Manager/Financial Product Accounting of
(since 2004)                       the Manager (November 1998-July 2002). An officer of 102 portfolios in the
Age: 37                            OppenheimerFunds complex.


                      70 | OPPENHEIMER CAPITAL INCOME FUND

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager
(since 2005)                       of Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of
Age: 37                            Mutual Fund Operations at American Data Services, Inc. (September 2000-May 2001).
                                   An officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management Corporation (since
Age: 59                            December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                   Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                   (since November 2001); Assistant Secretary (since September 1997) and Director
                                   (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                   plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                   December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                   2001); Senior Vice President, General Counsel and Director of Shareholder Financial
                                   Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                   Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                   Program (since June 2003); Senior Vice President and General Counsel of OFI
                                   Institutional Asset Management, Inc. (since November 2001); Director of
                                   OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                   Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of
                                   102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                       2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 39                            (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary                2004); First Vice President (2001-September 2004); Director (2000-September 2004)
(since 2004)                       and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer
Age: 43                            of 102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 42                            Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                   Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                   Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      71 | OPPENHEIMER CAPITAL INCOME FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $38,500 in fiscal 2007 and $40,500 in fiscal 2006.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The principal accountant for the audit of the trustee's annual financial statements billed no such fees in fiscal 2007 and $9,719 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $2,625 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include the cost of evaluating the amendment regarding the trustee's retirement plan, compliance review of CCO project and professional services for 22c-2 program.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

     The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

     Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

     (2) 100%

(f)  Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $12,344 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  (1) Exhibit attached hereto.

     (2) Exhibits attached hereto.

     (3) Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 10/09/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 10/09/2007

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 10/09/2007